                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

  Distribution Date:  October 25, 2001

  (i)  Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                   $18,569,652.10
                   -----------------
                 (  $ 0.0001238     , per $1,000 original principal amount of Class A-1 Notes)
                   -----------------
  (ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                   $0.00
                   -----------------
                 (  $ -             , per $1,000 original principal amount of Class A-2 Notes)
                   -----------------
  (iii) Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                   $971,715.03
                   -----------------
                 (  $ 0.0000065     , per $1,000 original principal amount of Class A-1 Notes)
                   -----------------
  (iv) Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                   $4,970,172.22
                   -----------------
                 (  $ 0.0000102      , per $1,000 original principal amount of Class A-2 Notes)
                   -----------------
  (v)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                   $0.00
                   -----------------
                 (  $ -             , per $1,000 original principal amount of Class A-1 Notes)
                   -----------------

         (2)  Distributed to Class A-2 Noteholders:
                   $0.00
                   -----------------
                 (  $ -             , per $1,000 original principal amount of Class A-2 Notes)
                   -----------------
         (3)  Balance on Class A-1 Notes:
                   $0.00
                   -----------------
                 (  $ -             , per $1,000 original principal amount of Class A-1 Notes)
                   -----------------

         (4)  Balance on Class A-2 Notes:
                   $0.00
                   -----------------
                 (  $ -             , per $1,000 original principal amount of Class A-2 Notes)
                   -----------------
  (vi)   Payments made under the Cap Agreement on such date:       October 24, 2001
                                                                   --------------------------------
                 ( $0.00             with respect to the Class A-1 Notes,
                   -----------------
                 ( $0.00             with respect to the Class A-2 Notes;
                   -----------------
                   and the total outstanding amount owed to the Cap Provider:
                                                                             ----------------------
  (vii)  Pool Balance at the end of the related Collection Period: $554,765,180.82
                                                                   ---------------------------
  (viii) After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:   $80,968,650.67
                                                                      ----------------------
              (2)  Pool Factor for the Class A-1 Notes:  0.53979100
                                                         -----------------
         (b)  (1)  Outstanding principal amount of Class A-2 Notes:   $485,000,000.00
                                                                      ----------------------
              (2)  Pool Factor for the Class A-2 Notes:  1.00000000
                                                         -----------------

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
  (ix)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                   3.7000000%     for the period
                   ---------------
              (2)  The Student Loan Rate was:  5.9119764%
                                               ------------------
         (b)  Note Interest Rate for the Class A-1 Notes:   3.8200000%     (Based on 3-Month LIBOR)
                                                            ---------------
         (c)  Note Interest Rate for the Class A-2 Notes:   4.0100000%     (Based on 3-Month LIBOR)
                                                            ---------------

  (x)         Amount of Master Servicing Fee for  related Collection Period:  $700,872.27
                                                                              ----------------------
                    $ 0.000004672      , per $1,000 original principal amount of Class A-1 Notes.
                   --------------------
                    $ 0.000001445      , per $1,000 original principal amount of Class A-2 Notes.
                   --------------------

  (xi)        Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                           ----------------------
                    $ 0.000000020      , per $1,000 original principal amount of Class A-1 Notes.
                   --------------------
                    $ 0.000000006      , per $1,000 original principal amount of Class A-2 Notes.
                   --------------------

  (xii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    ($459,710.64)
                                                                                                ------------------
         (b)  Delinquent Contracts                          # Disb.      %                $ Amount             %
                                                            -------      -                --------             -
              30-60 Days Delinquent                            980      2.07%           $ 10,763,754         2.76%
              61-90 Days Delinquent                            558      1.18%           $  5,458,110         1.40%
              91-120 Days Delinquent                           233      0.49%           $  2,569,002         0.66%
              More than 120 Days Delinquent                    571      1.20%           $  2,819,638         0.72%
              Claims Filed Awaiting Payment                    333      0.70%           $  3,661,093         0.94%
                                                            ------     ------           ------------         -----
                 TOTAL                                       2,675      5.64%           $ 25,271,597         6.49%
         (c)  Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                $0.00
                                                                                                    ---------------
         (d)  Reserve Account Balance                                                              $10,229,420.30
                                                                                                   ----------------
              Draw for this Distribution Date                                                               $0.00
                                                                                                   ----------------
              Realized Loss Draw                                                                            $0.00
                                                                                                   ----------------
  (xiii) Amount in the Prefunding Account:   $10,739,451.22
                                             -----------------------
  (xiv)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not
              used to acquire Subsequent Pool Student Loans: $   -
                                                            ----------------
  (xv)   Amount in the Pre-Funding Account at the end of the Funding period to be distributed:              $0.00
                                                                                                    ---------------
  (xvi)  Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:          $128,000.00
                                                                                                    ---------------
  (xvii) Amount received from Securities Insurer with respect to the Securities
         Guaranty Insurance Policy:
  (xviii)Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:       $0.00
                                                       ----------------
  (xix)  The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:               $69,859.52
                                                                                                   ----------------
         The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                  $0.00
                                                                                                   ----------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                     $0.00
                                                                                                   ----------------
         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                     $0.00
                                                                                                   ----------------
         and the amount of any Termination Pymt either paid by or made to the Trust on                  $0.00
         such Distribution Date:                                                                   ----------------


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